Exhibit 4.2

Execution Version

Officer’s Certificate

Pursuant to Sections 2.01, 2.03 and 16.04 of the Indenture

October 4, 2024

Pursuant to Sections 2.01, 2.03 and 16.04 of the indenture dated as of October 4, 2024, by and among Accenture Capital Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (the “Issuer” or the “Company”), Accenture plc, a public limited liability company duly organized and existing under the laws of Ireland (the “Guarantor”), and The Bank of New York Mellon Trust Company, N.A., a national banking association duly incorporated and existing under the laws of the United States of America (the “Trustee”) (such indenture the “Indenture”), the undersigned, Brian J. Kowles, the Treasurer of the Issuer, does hereby certify as follows, as authorized by the Board Resolutions (as defined below):

(i)   There are hereby established four series of debt securities to be issued under the Indenture. The title of such series of the debt securities shall be (i) the 3.900% Senior Notes due 2027 (the “2027 Notes”), (ii) the 4.050% Senior Notes due 2029 (the “2029 Notes”), (iii) the 4.250% Senior Notes due 2031 (the “2031 Notes”), and (iv) the 4.500% Senior Notes due 2034 (the “2034 Notes” and, collectively with the 2027 Notes, the 2029 Notes, the 2031 Notes and the 2034 Notes, the “Notes”).

(ii)   The Notes will be represented by Global Securities. The four series of Notes shall be in the forms, and shall have the terms, set forth as Annex A-1, Annex A-2, Annex A-3, and Annex A-4, respectively, attached hereto.

(iii)  The 2027 Notes will mature on October 4, 2027. The 2029 Notes will mature on October 4, 2029. The 2031 Notes will mature on October 4, 2031. The 2034 Notes will mature on October 4, 2034.

(iv)  $1,100,000,000 in aggregate principal amount of the 2027 Notes, $1,200,000,000 in aggregate principal amount of the 2029 Notes, $1,200,000,000 in aggregate principal amount of the 2031 Notes, and $1,500,000,000 in aggregate principal amount of the 2034 Notes will be issued.

(v)   Additional notes having the same terms and conditions as the Notes of the applicable series in all respects (other than the issue date, public offering price, first date of interest accrual and, to the extent applicable, first interest payment date of such notes) (“Additional Notes”) may be issued from time to time; provided, however, that if the Additional Notes of such series are not fungible with the Notes of such series for U.S. federal income tax purposes, the Additional Notes of such series will have a separate CUSIP and ISIN numbers. The applicable series of Notes and any Additional Notes of such series that are actually issued will be treated as a single class for all purposes under the Indenture, including, without limitation, as to waivers, amendments, redemptions and any applicable offers to purchase. Unless the context otherwise requires, for all purposes of the Indenture, references to the Notes of a series include any Additional Notes of such series actually issued.

(vi)  Interest on the 2027 Notes will accrue at the rate of 3.900% per annum. Interest on the 2029 Notes will accrue at the rate of 4.050% per annum. Interest on the 2031 Notes will accrue at the rate of 4.250% per annum. Interest on the 2034 Notes will accrue at the rate of 4.500% per annum. Interest on the Notes of each series and will be payable semi-annually in arrears in cash on each April 4 and October 4, commencing on April 4, 2025, to the persons who are registered Holders of Notes of such series at the close of business on March 20 or September 19 (each, the “Record Date”), as the case may be, immediately preceding the applicable interest payment date. Interest on the Notes of a series will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including the date of issuance to but excluding the actual interest payment date.

(vii)  Interest will be computed on the basis of a 360-day year composed of twelve 30-day months.

(viii)   The Notes shall be fully and unconditionally guaranteed by the Guarantor (the “Guarantee”) pursuant to Article Fifteen of the Indenture.

(ix)  A notation of the Guarantee in the form attached hereto as Annex B bearing the electronic or manual signature of an appropriate officer of the Guarantor shall bind the Guarantor to the provisions of Article Fifteen of the Indenture applicable to each Note.

(x)   The Trustee will initially act as paying agent and registrar for the Notes. The Notes may be presented for registration of transfer and exchange at the offices of the registrar. The Issuer may change the paying agent and registrar without notice to Holders of the Notes.

(xi)  Prior to the applicable Par Call Date (as defined below), the Issuer may redeem any series of the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)  (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of such series discounted to the redemption date (assuming the Notes of such series matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 7.5 basis points, in the case of the 2027 Notes, plus 10 basis points, in the case of the 2029 Notes, plus 12.5 basis points, in the case of the 2031 Notes, and plus 15 basis points, in the case of the 2034 Notes, less (b) interest accrued to the date of redemption, and

(2)  100% of the principal amount of the Notes of such series to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date.

On or after the applicable Par Call Date, the Issuer may redeem any series of Notes in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes of such series being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Par Call Date” means, in the case of the 2027 Notes, September 4, 2027, in the case of the 2029 Notes, September 4, 2029, in the case of the 2031 Notes, August 4, 2031 and, in the case of the 2034 Notes, July 4, 2034.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) – H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility in determining or calculating the redemption price.

Notice of any redemption described herein will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption shall be made by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Issuer and the Guarantor default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

(xii)  Payments made by the Issuer or the Guarantor in respect of the Notes or the Guarantee will be made free and clear of and without withholding or deduction for or on account of any present or future income, stamp or other tax, duty, levy, impost, assessment or other governmental charge of a similar nature (“Taxes”) unless the Issuer or the Guarantor, as applicable, is required to withhold or deduct Taxes by law or the official interpretation or administration thereof.

If the Issuer or the Guarantor is required to withhold or deduct any amount for or on account of Taxes from any payment made with respect to the Notes or the Guarantee levied by or on behalf of a Relevant Taxing Jurisdiction, then the Issuer or the Guarantor will pay such additional amounts as may be necessary so that the net amount received by each holder (including additional amounts) after such withholding or deduction will not be less than the amount the holder would have received if the Taxes had not been withheld or deducted; provided that no additional amounts will be payable with respect to Taxes:

(1)  that would not have been imposed but for the existence of any present or former connection between such holder or beneficial owner of the Notes (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such holder or beneficial owner, if such holder or beneficial owner is an estate, trust, partnership or corporation) and such Relevant Taxing Jurisdiction, including, without limitation, such holder or beneficial owner (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or treated as a resident thereof or domiciled thereof or a national thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein;

(2)  that are estate, inheritance, gift, sales, value added, transfer, personal property, wealth or similar taxes, duties, assessments or other governmental charges;

(3)  payable other than by withholding from payments of principal of a premium, if any, or interest, if any in respect of the Notes or the Guarantee, as applicable;

(4)  that would not have been imposed but for the failure of the applicable recipient of such payment (or the beneficial owner of the Note) to comply with any certification, identification, information, documentation or other reporting requirement to the extent:

a.   such compliance is required by applicable law or administrative practice or an applicable treaty as a precondition to exemption from, or reduction in, the rate of deduction or withholding of such Taxes; and

b.   at least 30 days before the first payment date with respect to which such additional amounts or Taxes shall be payable, the Issuer or the Guarantor, as the case may be, has notified such recipient in writing that such recipient is required to comply with such requirement;

(5)  that would not have been imposed but for the presentation of a Note (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurred later;

(6)  that are imposed or withheld pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), as of the issue date of a Note (or any amended or successor version of such sections), any regulations promulgated thereunder, any official interpretations thereof, any similar law or regulation adopted pursuant to an intergovernmental agreement with respect to the foregoing or any agreements entered into pursuant to Section 1471(b)(1) of the Code (any such taxes, “FATCA Taxes”), and any amounts to be paid on debt securities by or on behalf of the issuer will be paid net of any FATCA Taxes imposed or required pursuant thereto;

(7)  that would not have been imposed if presentation for payment of a Note or the Guarantee (where presentation is required) had been made to a paying agent other than the paying agent to which the presentation was made;

(8)  any taxes imposed by the United States or any political subdivision thereof or tax authority therein, including any U.S. withholding and backup withholding taxes; or

(9)  any combination of the foregoing items;

nor shall additional amounts be paid with respect to any payment of the principal of or premium, if any, or interest, if any, in respect of the Notes or the Guarantee to any such holder or beneficial owner who is a fiduciary or a partnership or a beneficial owner who is other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to such additional amounts had it been the holder of the Note. For the avoidance of doubt, no additional amounts shall be payable in respect of any Taxes imposed by any jurisdiction other than a Relevant Taxing Jurisdiction.

If the Issuer or the Guarantor becomes aware that it will be obligated to pay additional amounts pursuant to this covenant with respect to any payment with respect to the Notes or the Guarantee, the Issuer or the Guarantor, as the case may be, will deliver to the Trustee on a date that is at least 30 days prior to the date of that payment (unless the obligation to pay such additional amounts arises after the 30th day prior to that payment date, in which case the Issuer or the Guarantor shall notify the Trustee promptly thereafter) an officer’s certificate of the Issuer or the Guarantor, as applicable, stating the fact that such additional amounts will be payable pursuant to this covenant and the amount estimated to be so payable. Such officer’s certificate must also set forth any other information reasonably necessary to enable the paying agents to pay such additional amounts to holders of the Notes on the relevant payment date. The Trustee shall be entitled to rely solely on such officer’s certificate as conclusive proof that such payments are necessary. The Issuer or the Guarantor, as the case may be, will provide the Trustee with documentation reasonably satisfactory to the Trustee evidencing the payment of additional amounts.

The Issuer or the Guarantor will make all withholdings and deductions required by law and will remit the full amount deducted or withheld to the Relevant Taxing Jurisdiction in accordance with applicable law with respect to payments in respect of the Notes or the Guarantee. Upon request, the Issuer or the Guarantor, as applicable, will provide to the Trustee an official receipt or, if official receipts are not obtainable, other documentation reasonably satisfactory to the Trustee evidencing the payment of any Taxes so deducted or withheld. Upon request, copies of those receipts or other documentation, as the case may be, will be made available by the Trustee to the holders of the Notes.

The obligations in this covenant will survive any termination or discharge of the indenture and any transfer by a holder or beneficial owner of its Notes and will apply mutatis mutandis to any jurisdiction in which any successor person to the Issuer or the Guarantor is incorporated or resident for tax purposes or any jurisdiction from or through which such person makes any payment in respect of the Notes or the Guarantee and any department or political subdivision thereof or therein.

All references to the payment of the principal of or premium, if any, or interest, if any, on or the net proceeds received on the sale or exchange of, any Notes or any payment made under the Guarantee shall be deemed to include additional amounts to the extent that, in that context, additional amounts are, were or would be payable.

(xiii)  The Issuer may redeem the Notes of a series in whole, but not in part, at its option at any time prior to maturity, upon the giving of not less than 10 nor more than 60 days’ notice of tax redemption to the Holders, at a redemption price equal to the principal amount of the Notes of such series plus accrued and unpaid interest, if any, to the redemption date, if:

 (1)  it determines that, as a result of any change in, or amendment to, the laws or any regulations or rulings promulgated thereunder of a Relevant Taxing Jurisdiction, or any change in the official application, administration, or written interpretation of such laws, regulations or rulings, which change or amendment becomes effective or, in the case of an interpretation, is announced, on or after the issue date of the Notes of such series, the Issuer or the Guarantor, as applicable, would be required to pay additional amounts (as described in (xii)) with respect to the Notes or the Guarantee on the next succeeding interest payment date and the payment of such additional amounts cannot be avoided by the use of reasonable measures available to the Issuer or the Guarantor, or any successor thereto; or

(2)  it determines, based upon an opinion of independent counsel that, as a result of any action taken by any legislative body of, taxing authority of, or any action brought in a court of competent jurisdiction in, Ireland (or any political subdivision or taxing authority thereof), which action is taken or brought on or after the issue date of the Notes of such series under the laws of a jurisdiction other than Ireland (or any political subdivision or taxing authority thereof), with respect to taxes imposed by such other jurisdiction, there is a substantial probability that the circumstances described above would exist.

No notice of any such redemption may be given earlier than 90 days prior to the earliest date on which the Issuer or the Guarantor, as the case may be, would be obligated to pay any additional amounts. The Issuer or the Guarantor, as applicable, will also pay to each Holder, or make available for payment to each such Holder, on the redemption date, any additional amounts (as described in (xii)) resulting from the payment of such redemption price by it. Prior to the delivery of any notice of redemption, the Issuer will deliver to the Trustee (i) an officer’s certificate stating that it is entitled to effect or cause a redemption and setting forth a statement of facts showing that the conditions precedent of the right so to redeem or cause such redemption have occurred, and (ii) an opinion of independent counsel of recognized standing to the effect that there has been such change or amendment that would entitle the Issuer to redeem the Notes under the Indenture. The Trustee will accept such officer’s certificate and opinion of counsel as sufficient evidence of the existence and satisfaction of the conditions precedent as described above, in which event it will be conclusive and binding on the Holders of the Notes. The foregoing will apply, mutatis mutandis, to any jurisdiction in which any successor to the Issuer or the Guarantor is incorporated or organized or tax resident or any political subdivision or taxing authority or agency thereof or therein, provided that if on the date of the succession the taxing jurisdiction is not already a Relevant Taxing Jurisdiction, the change or amendment of law becomes effective (or the announcement of the official interpretation is announced) after that date.

(xiv)  Neither the Issuer nor the Guarantor is required to make any sinking fund payments or any offers to purchase with respect to the Notes or the Guarantee. The Issuer or the Guarantor may at any time and from time to time purchase Notes in the open market or otherwise.

(xv)  The Issuer will issue the Notes in fully registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(xvi) Each of the undersigned has read and understands the provisions of the Indenture setting forth the covenants and conditions relating to the authentication and delivery of the Notes and the Guarantee, and in respect of compliance with which this certificate is being delivered, and all definitions in the Indenture relating thereto.

(xvii)   Each of the undersigned has examined the unanimous written consent of the Board of Directors of the Issuer, dated September 25, 2024 and the resolutions of the Board of Directors of the Guarantor, dated September 19, 2024 (collectively, the “Board Resolutions”), respectively, relating to the issuance, execution, authentication and delivery of the Notes, and such agreements, certificates of public officials, certificates of officers or other representatives of the Issuer and the Guarantor, respectively, and such other documents, certificates and corporate or other records as he or she has deemed necessary or appropriate as a basis for the opinion hereinafter expressed.

(xviii)  The examinations or investigations described in paragraphs (xvi) and (xvii) are sufficient to enable each of the undersigned to express an informed opinion as to whether or not the conditions precedent referred to above have been complied with in accordance with the terms of the Indenture.

(xix)   In the opinion of each of the undersigned, all covenants and conditions precedent to the issuance by the Company and the authentication and delivery by the Trustee of the Notes, as requested in the Company Order, dated as of the date hereof, pursuant to which the Company has requested that the Trustee authenticate and deliver the Notes, have been complied with in accordance with the terms of the Indenture.

Capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Indenture.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date first set forth above.

ACCENTURE CAPITAL INC.

By:	/s/ Brian J. Kowles
Name: Brian J. Kowles
Title: Treasurer

[Signature Page to Officer’s Certificate Pursuant to the Indenture]

ANNEX A-1

FORM OF 3.900% SENIOR NOTES DUE 2027

[FORM OF SENIOR NOTES DUE 2027]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY AND ANY SUCH TRANSFERS MUST BE MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ACCENTURE CAPITAL INC.

3.900% Senior Notes due 2027

with full and unconditional guarantees

as to payment of principal and interest by

Accenture plc

No. [ ]	CUSIP No.: 00440KAA1
ISIN No.: US00440KAA16

$[ ]

ACCENTURE CAPITAL INC., Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of $[    ] on October 4, 2027.

Interest Payment Dates: April 4 and October 4 (each, an “Interest Payment Date”), commencing on April 4, 2025.

Interest Record Dates: March 20 and September 19 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

NOTICE TO HOLDER

THE HOLDER OF THIS SECURITY IS HEREBY NOTIFIED, AND BY ITS ACCEPTANCE HEREOF ACKNOWLEDGES, THAT (1) THE ISSUER AND A GUARANTOR, IN RESPECT OF ITS GUARANTEE, SHALL WITHHOLD OR DEDUCT FOR OR ON ACCOUNT OF ANY PRESENT OR FUTURE INCOME, STAMP OR OTHER TAX, DUTY, LEVY, IMPOST, ASSESSMENT OR OTHER GOVERNMENTAL CHARGE OF ANY NATURE WHATSOEVER IMPOSED OR LEVIED BY OR ON BEHALF OF THE GOVERNMENT OF THE UNITED STATES OR BY ANY AUTHORITY OR AGENCY THEREIN OR THEREOF HAVING THE POWER TO TAX (COLLECTIVELY, “UNITED STATES TAXES”) AS REQUIRED BY LAW OF THE UNITED STATES AND (2) IF THE ISSUER OR A GUARANTOR (OR A WITHHOLDING AGENT FOR THE ISSUER OR SUCH GUARANTOR) IS SO REQUIRED TO WITHHOLD OR DEDUCT ANY AMOUNT FOR OR ON ACCOUNT OF UNITED STATES TAXES FROM ANY PAYMENT, NO ADDITIONAL AMOUNTS SHALL BE PAID TO A HOLDER OR BENEFICIAL OWNER FOR OR WITH RESPECT TO THE AMOUNT SO WITHHELD OR DEDUCTED.

IN WITNESS WHEREOF, the parties have caused this Note to be duly executed by their duly authorized officer.

Dated:

ACCENTURE CAPITAL INC., as Issuer

By:
Name: Brian J. Kowles
Title: Treasurer

[Signature Page to Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

Dated:	By:
Authorized Officer

[Trustee Signature Page to Certificate of Authentication]

(REVERSE OF NOTE)

ACCENTURE CAPITAL INC.

3.900% Senior Notes due 2027

1.   Interest.

Accenture Capital Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes (as defined below) will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from October 4, 2024. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 4, 2025 to the person in whose name the Note is registered at the close of business on the preceding Interest Record Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.   Paying Agent.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the holders of the Notes (the “Holders”).

3.   Indenture; Defined Terms.

This Note is one of the 3.900% Senior Notes due 2027 (the “Notes”) issued under an indenture dated as of October 4, 2024 (the “Base Indenture”) by and among the Issuer, Accenture plc (the “Guarantor”) and the Trustee, and established pursuant to an Officer’s Certificate dated October 4, 2024, issued pursuant to Sections 2.01 and 16.04 thereof (together, the “Indenture”). This Note is a “Security,” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA; including, without limitation, the defeasance provisions set forth in Article Thirteen of the Base Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the

TIA for a statement of such terms. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.   Denominations; Transfer; Exchange.

The Issuer will issue the Notes in fully registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay a sum sufficient to cover certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer shall not be required to issue, exchange or register a transfer of (a) any Securities of any series for a period of fifteen (15) days next preceding any selection of such Securities of such series to be redeemed, repurchased or repaid, or (b) any Security of any such series selected for redemption, repayment or repurchase in whole or in part except, in the case of any such series to be redeemed, repurchased or repaid in part, the portion thereof not to be so redeemed, repurchased or repaid.

5.   Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.   Redemption.

(i)  Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 7.5 basis points, less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Notes to be redeemed,

(ii)  plus, in either case, accrued and unpaid interest thereon to the redemption date.

(iii)  On or after the Par Call Date, the Issuer may redeem the Notes in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest thereon to the redemption date.

(iv)  “Par Call Date” means September 4, 2027.

(v)  “Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

(vi)  The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) – H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

(vii)  If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

(viii)  The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility in determining or calculating the redemption price.

(ix)  Notice of any redemption described herein will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed.

(x)  In the case of a partial redemption, selection of the Notes for redemption will be made by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Issuer and the Guarantor default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

7.   Defaults and Remedies.

(i)  If there is a continuing Event of Default with respect to the Notes, the Trustee or the Holders of at least 25% of the aggregate principal amount of the Notes then Outstanding may require the Issuer or the Guarantor to pay immediately the principal of and accrued and unpaid interest, if any, on the Notes by notice in writing to the Issuer or the Guarantor. However, at any time after the Trustee or the Holders, as the case may be, declare an acceleration with respect to the Notes, but before the applicable person has obtained a judgment or decree for payment of the money, the Holders of a majority in aggregate principal amount of the Notes then Outstanding may, under certain conditions, cancel such acceleration if (i) all Events of Default (other than the nonpayment of accelerated principal) with respect to the Notes have been cured or (ii) all such Events of Default have been waived, each as provided in the Base Indenture.

(ii)  Subject to the duties of the Trustee to act with the required standard of care, if there is a continuing Event of Default, the Trustee need not exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders of Notes, unless those Holders have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses, and liabilities which might be incurred therein or thereby. Subject to those provisions for security or indemnification of the Trustee and certain other conditions, the Holders of a majority in principal amount of the Outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power the Trustee holds with respect to the Notes.

(iii)  No Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless (i) the Holder has previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; (ii) the Holders of at least 25% in principal amount of the outstanding Notes have made written request, and offered reasonable security or indemnity satisfactory as the Trustee may require against the costs, expenses, indemnities and liabilities to be incurred therein or thereby, to the Trustee to institute the proceeding as Trustee; and (iii) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such action or proceedings; and (iv) the Trustee has not received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with that request.

8.   Authentication.

This Note shall not be valid until the Trustee manually or electronically signs the certificate of authentication on this Note.

9.   Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.   CUSIP and ISIN Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP and ISIN numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.   Governing Law.

The laws of the State of New York shall govern the Indenture and the Notes.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint        agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date: Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for certificated Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

ANNEX A-2

FORM OF 4.050% SENIOR NOTES DUE 2029

[FORM OF SENIOR NOTES DUE 2029]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY AND ANY SUCH TRANSFERS MUST BE MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ACCENTURE CAPITAL INC.

4.050% Senior Notes due 2029

with full and unconditional guarantees

as to payment of principal and interest by

Accenture plc

No. [ ]	CUSIP No.: 00440KAB9
ISIN No.: US00440KAB98

$[ ]

ACCENTURE CAPITAL INC., Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of $[    ] on October 4, 2029.

Interest Payment Dates: April 4 and October 4 (each, an “Interest Payment Date”), commencing on April 4, 2025.

Interest Record Dates: March 20 and September 19 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

NOTICE TO HOLDER

THE HOLDER OF THIS SECURITY IS HEREBY NOTIFIED, AND BY ITS ACCEPTANCE HEREOF ACKNOWLEDGES, THAT (1) THE ISSUER AND A GUARANTOR, IN RESPECT OF ITS GUARANTEE, SHALL WITHHOLD OR DEDUCT FOR OR ON ACCOUNT OF ANY PRESENT OR FUTURE INCOME, STAMP OR OTHER TAX, DUTY, LEVY, IMPOST, ASSESSMENT OR OTHER GOVERNMENTAL CHARGE OF ANY NATURE WHATSOEVER IMPOSED OR LEVIED BY OR ON BEHALF OF THE GOVERNMENT OF THE UNITED STATES OR BY ANY AUTHORITY OR AGENCY THEREIN OR THEREOF HAVING THE POWER TO TAX (COLLECTIVELY, “UNITED STATES TAXES”) AS REQUIRED BY LAW OF THE UNITED STATES AND (2) IF THE ISSUER OR A GUARANTOR (OR A WITHHOLDING AGENT FOR THE ISSUER OR SUCH GUARANTOR) IS SO REQUIRED TO WITHHOLD OR DEDUCT ANY AMOUNT FOR OR ON ACCOUNT OF UNITED STATES TAXES FROM ANY PAYMENT, NO ADDITIONAL AMOUNTS SHALL BE PAID TO A HOLDER OR BENEFICIAL OWNER FOR OR WITH RESPECT TO THE AMOUNT SO WITHHELD OR DEDUCTED.

IN WITNESS WHEREOF, the parties have caused this Note to be duly executed by their duly authorized officer.

Dated:

ACCENTURE CAPITAL INC., as Issuer

By:
Name: Brian J. Kowles
Title: Treasurer

[Signature Page to Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

Dated:	By:
Authorized Officer

[Trustee Signature Page to Certificate of Authentication]

(REVERSE OF NOTE)

ACCENTURE CAPITAL INC.

4.050% Senior Notes due 2029

1.   Interest.

Accenture Capital Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes (as defined below) will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from October 4, 2024. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 4, 2025 to the person in whose name the Note is registered at the close of business on the preceding Interest Record Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.   Paying Agent.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the holders of the Notes (the “Holders”).

3.   Indenture; Defined Terms.

This Note is one of the 4.050% Senior Notes due 2029 (the “Notes”) issued under an indenture dated as of October 4, 2024 (the “Base Indenture”) by and among the Issuer, Accenture plc (the “Guarantor”) and the Trustee, and established pursuant to an Officer’s Certificate dated October 4, 2024, issued pursuant to Sections 2.01 and 16.04 thereof (together, the “Indenture”). This Note is a “Security,” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA; including, without limitation, the defeasance provisions set forth in Article Thirteen of the Base Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of such terms. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.   Denominations; Transfer; Exchange.

The Issuer will issue the Notes in fully registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay a sum sufficient to cover certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer shall not be required to issue, exchange or register a transfer of (a) any Securities of any series for a period of fifteen (15) days next preceding any selection of such Securities of such series to be redeemed, repurchased or repaid, or (b) any Security of any such series selected for redemption, repayment or repurchase in whole or in part except, in the case of any such series to be redeemed, repurchased or repaid in part, the portion thereof not to be so redeemed, repurchased or repaid.

5.   Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.   Redemption.

(i)  Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Notes to be redeemed,

(ii)  plus, in either case, accrued and unpaid interest thereon to the redemption date.

(iii)  On or after the Par Call Date, the Issuer may redeem the Notes in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest thereon to the redemption date.

(iv)  “Par Call Date” means September 4, 2029.

(v)  “Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

(vi)  The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) – H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

(vii)  If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

(viii)  The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility in determining or calculating the redemption price.

(ix) Notice of any redemption described herein will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed.

(x) In the case of a partial redemption, selection of the Notes for redemption will be made by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Issuer and the Guarantor default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

7.   Defaults and Remedies.

(i) If there is a continuing Event of Default with respect to the Notes, the Trustee or the Holders of at least 25% of the aggregate principal amount of the Notes then Outstanding may require the Issuer or the Guarantor to pay immediately the principal of and accrued and unpaid interest, if any, on the Notes by notice in writing to the Issuer or the Guarantor. However, at any time after the Trustee or the Holders, as the case may be, declare an acceleration with respect to the Notes, but before the applicable person has obtained a judgment or decree for payment of the money, the Holders of a majority in aggregate principal amount of the Notes then Outstanding may, under certain conditions, cancel such acceleration if (i) all Events of Default (other than the nonpayment of accelerated principal) with respect to the Notes have been cured or (ii) all such Events of Default have been waived, each as provided in the Base Indenture.

(ii) Subject to the duties of the Trustee to act with the required standard of care, if there is a continuing Event of Default, the Trustee need not exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders of Notes, unless those Holders have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses, and liabilities which might be incurred therein or thereby. Subject to those provisions for security or indemnification of the Trustee and certain other conditions, the Holders of a majority in principal amount of the Outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power the Trustee holds with respect to the Notes.

(iii) No Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless (i) the Holder has previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; (ii) the Holders of at least 25% in principal amount of the outstanding Notes have made written request, and offered reasonable security or indemnity satisfactory as the Trustee may require against the costs, expenses, indemnities and liabilities to be incurred therein or thereby, to the Trustee to institute the proceeding as Trustee; and (iii) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such action or proceedings; and (iv) the Trustee has not received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with that request.

8.   Authentication.

This Note shall not be valid until the Trustee manually or electronically signs the certificate of authentication on this Note.

9.   Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.   CUSIP and ISIN Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP and ISIN numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.   Governing Law.

The laws of the State of New York shall govern the Indenture and the Notes.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint       agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date: Your Signature:

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for certificated Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

ANNEX A-3

FORM OF 4.250% SENIOR NOTES DUE 2031

[FORM OF SENIOR NOTES DUE 2031]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY AND ANY SUCH TRANSFERS MUST BE MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ACCENTURE CAPITAL INC.

4.250% Senior Notes due 2031

with full and unconditional guarantees

as to payment of principal and interest by

Accenture plc

No. [ ]	CUSIP No.: 00440KAC7
ISIN No.: US00440KAC71

$[_______]

ACCENTURE CAPITAL INC., Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of $[_______] on October 4, 2031.

Interest Payment Dates: April 4 and October 4 (each, an “Interest Payment Date”), commencing on April 4, 2025.

Interest Record Dates: March 20 and September 19 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

NOTICE TO HOLDER

THE HOLDER OF THIS SECURITY IS HEREBY NOTIFIED, AND BY ITS ACCEPTANCE HEREOF ACKNOWLEDGES, THAT (1) THE ISSUER AND A GUARANTOR, IN RESPECT OF ITS GUARANTEE, SHALL WITHHOLD OR DEDUCT FOR OR ON ACCOUNT OF ANY PRESENT OR FUTURE INCOME, STAMP OR OTHER TAX, DUTY, LEVY, IMPOST, ASSESSMENT OR OTHER GOVERNMENTAL CHARGE OF ANY NATURE WHATSOEVER IMPOSED OR LEVIED BY OR ON BEHALF OF THE GOVERNMENT OF THE UNITED STATES OR BY ANY AUTHORITY OR AGENCY THEREIN OR THEREOF HAVING THE POWER TO TAX (COLLECTIVELY, “UNITED STATES TAXES”) AS REQUIRED BY LAW OF THE UNITED STATES AND (2) IF THE ISSUER OR A GUARANTOR (OR A WITHHOLDING AGENT FOR THE ISSUER OR SUCH GUARANTOR) IS SO REQUIRED TO WITHHOLD OR DEDUCT ANY AMOUNT FOR OR ON ACCOUNT OF UNITED STATES TAXES FROM ANY PAYMENT, NO ADDITIONAL AMOUNTS SHALL BE PAID TO A HOLDER OR BENEFICIAL OWNER FOR OR WITH RESPECT TO THE AMOUNT SO WITHHELD OR DEDUCTED.

IN WITNESS WHEREOF, the parties have caused this Note to be duly executed by their duly authorized officer.

Dated:

ACCENTURE CAPITAL INC., as Issuer

By:
Name: Brian J. Kowles
Title: Treasurer

[Signature Page to Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

Dated:	By:
Authorized Officer

[Trustee Signature Page to Certificate of Authentication]

(REVERSE OF NOTE)

ACCENTURE CAPITAL INC.

4.250% Senior Notes due 2031

1.  Interest.

Accenture Capital Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes (as defined below) will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from October 4, 2024. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 4, 2025 to the person in whose name the Note is registered at the close of business on the preceding Interest Record Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.  Paying Agent.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the holders of the Notes (the “Holders”).

3.  Indenture; Defined Terms.

This Note is one of the 4.250% Senior Notes due 2031 (the “Notes”) issued under an indenture dated as of October 4, 2024 (the “Base Indenture”) by and among the Issuer, Accenture plc (the “Guarantor”) and the Trustee, and established pursuant to an Officer’s Certificate dated October 4, 2024, issued pursuant to Sections 2.01 and 16.04 thereof (together, the “Indenture”). This Note is a “Security,” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA; including, without limitation, the defeasance provisions set forth in Article Thirteen of the Base Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of such terms. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.  Denominations; Transfer; Exchange.

The Issuer will issue the Notes in fully registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay a sum sufficient to cover certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer shall not be required to issue, exchange or register a transfer of (a) any Securities of any series for a period of fifteen (15) days next preceding any selection of such Securities of such series to be redeemed, repurchased or repaid, or (b) any Security of any such series selected for redemption, repayment or repurchase in whole or in part except, in the case of any such series to be redeemed, repurchased or repaid in part, the portion thereof not to be so redeemed, repurchased or repaid.

5.  Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.  Redemption.

(i) Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points, less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Notes to be redeemed,

(ii) plus, in either case, accrued and unpaid interest thereon to the redemption date.

(iii)  On or after the Par Call Date, the Issuer may redeem the Notes in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest thereon to the redemption date.

(iv)   “Par Call Date” means August 4, 2031.

(v)  “Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

(vi) The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) – H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

(vii) If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

(viii) The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility in determining or calculating the redemption price.

(ix)  Notice of any redemption described herein will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed.

(x) In the case of a partial redemption, selection of the Notes for redemption will be made by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Issuer and the Guarantor default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

7.  Defaults and Remedies.

(i)  If there is a continuing Event of Default with respect to the Notes, the Trustee or the Holders of at least 25% of the aggregate principal amount of the Notes then Outstanding may require the Issuer or the Guarantor to pay immediately the principal of and accrued and unpaid interest, if any, on the Notes by notice in writing to the Issuer or the Guarantor. However, at any time after the Trustee or the Holders, as the case may be, declare an acceleration with respect to the Notes, but before the applicable person has obtained a judgment or decree for payment of the money, the Holders of a majority in aggregate principal amount of the Notes then Outstanding may, under certain conditions, cancel such acceleration if (i) all Events of Default (other than the nonpayment of accelerated principal) with respect to the Notes have been cured or (ii) all such Events of Default have been waived, each as provided in the Base Indenture.

(ii)  Subject to the duties of the Trustee to act with the required standard of care, if there is a continuing Event of Default, the Trustee need not exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders of Notes, unless those Holders have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses, and liabilities which might be incurred therein or thereby. Subject to those provisions for security or indemnification of the Trustee and certain other conditions, the Holders of a majority in principal amount of the Outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power the Trustee holds with respect to the Notes.

(iii)    No Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless (i) the Holder has previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; (ii) the Holders of at least 25% in principal amount of the outstanding Notes have made written request, and offered reasonable security or indemnity satisfactory as the Trustee may require against the costs, expenses, indemnities and liabilities to be incurred therein or thereby, to the Trustee to institute the proceeding as Trustee; and (iii) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such action or proceedings; and (iv) the Trustee has not received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with that request.

8.  Authentication.

This Note shall not be valid until the Trustee manually or electronically signs the certificate of authentication on this Note.

9.  Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.  CUSIP and ISIN Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP and ISIN numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.  Governing Law.

The laws of the State of New York shall govern the Indenture and the Notes.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint       agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date: ________________ Your Signature: _____________________

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for certificated Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

ANNEX A-4

FORM OF 4.500% SENIOR NOTES DUE 2034

[FORM OF SENIOR NOTES DUE 2034]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO. UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS A BENEFICIAL INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY AND ANY SUCH TRANSFERS MUST BE MADE IN ACCORDANCE WITH THE TRANSFER PROVISIONS OF THE INDENTURE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

ACCENTURE CAPITAL INC.

4.500% Senior Notes due 2034

with full and unconditional guarantees

as to payment of principal and interest by

Accenture plc

No. [ ]	CUSIP No.: 00440KAD5
ISIN No.: US00440KAD54

$[_______]

ACCENTURE CAPITAL INC., Delaware corporation (the “Issuer”), for value received promises to pay to CEDE & CO. or registered assigns the principal sum of $[_______] on October 4, 2034.

Interest Payment Dates: April 4 and October 4 (each, an “Interest Payment Date”), commencing on April 4, 2025.

Interest Record Dates: March 20 and September 19 (each, an “Interest Record Date”).

Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

NOTICE TO HOLDER

THE HOLDER OF THIS SECURITY IS HEREBY NOTIFIED, AND BY ITS ACCEPTANCE HEREOF ACKNOWLEDGES, THAT (1) THE ISSUER AND A GUARANTOR, IN RESPECT OF ITS GUARANTEE, SHALL WITHHOLD OR DEDUCT FOR OR ON ACCOUNT OF ANY PRESENT OR FUTURE INCOME, STAMP OR OTHER TAX, DUTY, LEVY, IMPOST, ASSESSMENT OR OTHER GOVERNMENTAL CHARGE OF ANY NATURE WHATSOEVER IMPOSED OR LEVIED BY OR ON BEHALF OF THE GOVERNMENT OF THE UNITED STATES OR BY ANY AUTHORITY OR AGENCY THEREIN OR THEREOF HAVING THE POWER TO TAX (COLLECTIVELY, “UNITED STATES TAXES”) AS REQUIRED BY LAW OF THE UNITED STATES AND (2) IF THE ISSUER OR A GUARANTOR (OR A WITHHOLDING AGENT FOR THE ISSUER OR SUCH GUARANTOR) IS SO REQUIRED TO WITHHOLD OR DEDUCT ANY AMOUNT FOR OR ON ACCOUNT OF UNITED STATES TAXES FROM ANY PAYMENT, NO ADDITIONAL AMOUNTS SHALL BE PAID TO A HOLDER OR BENEFICIAL OWNER FOR OR WITH RESPECT TO THE AMOUNT SO WITHHELD OR DEDUCTED.

IN WITNESS WHEREOF, the parties have caused this Note to be duly executed by their duly authorized officer.

Dated:

ACCENTURE CAPITAL INC., as Issuer

By:
Name: Brian J. Kowles
Title: Treasurer

[Signature Page to Global Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

Dated:	By:
Authorized Officer

[Trustee Signature Page to Certificate of Authentication]

(REVERSE OF NOTE)

ACCENTURE CAPITAL INC.

4.500% Senior Notes due 2034

1.	Interest.

Accenture Capital Inc. (the “Issuer”) promises to pay interest on the principal amount of this Note at the rate per annum described above. Cash interest on the Notes (as defined below) will accrue from the most recent date to which interest has been paid; or, if no interest has been paid, from October 4, 2024. Interest on this Note will be paid to but excluding the relevant Interest Payment Date. The Issuer will pay interest semi-annually in arrears on each Interest Payment Date, commencing April 4, 2025 to the person in whose name the Note is registered at the close of business on the preceding Interest Record Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months in a manner consistent with Rule 11620(b) of the FINRA Uniform Practice Code.

The Issuer shall pay interest on overdue principal from time to time on demand at the rate borne by the Notes and on overdue installments of interest (without regard to any applicable grace periods) to the extent lawful.

2.	Paying Agent.

Initially, The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will act as paying agent. The Issuer may change any paying agent without notice to the holders of the Notes (the “Holders”).

3.	Indenture; Defined Terms.

This Note is one of the 4.500% Senior Notes due 2034 (the “Notes”) issued under an indenture dated as of October 4, 2024 (the “Base Indenture”) by and among the Issuer, Accenture plc (the “Guarantor”) and the Trustee, and established pursuant to an Officer’s Certificate dated October 4, 2024, issued pursuant to Sections 2.01 and 16.04 thereof (together, the “Indenture”). This Note is a “Security,” and the Notes are “Securities” under the Indenture.

For purposes of this Note, unless otherwise defined herein, capitalized terms herein are used as defined in the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) (the “TIA”) as in effect on the date on which the Indenture was qualified under the TIA; including, without limitation, the defeasance provisions set forth in Article Thirteen of the Base Indenture. Notwithstanding anything to the contrary herein, the Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and the TIA for a statement of such terms. To the extent the terms of the Indenture and this Note are inconsistent, the terms of the Indenture shall govern.

4.	Denominations; Transfer; Exchange.

The Issuer will issue the Notes in fully registered form in denominations of $2,000 and integral multiples of $1,000 in excess thereof. A Holder shall register the transfer or exchange of Notes in accordance with the Indenture. The Issuer may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay a sum sufficient to cover certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture. The Issuer shall not be required to issue, exchange or register a transfer of (a) any Securities of any series for a period of fifteen (15) days next preceding any selection of such Securities of such series to be redeemed, repurchased or repaid, or (b) any Security of any such series selected for redemption, repayment or repurchase in whole or in part except, in the case of any such series to be redeemed, repurchased or repaid in part, the portion thereof not to be so redeemed, repurchased or repaid.

5.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Notes and the provisions of the Indenture relating to the Notes may be amended or supplemented and any existing default or Event of Default or compliance with certain provisions may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of all series of Outstanding Securities (including the Notes) under the Indenture that are affected by such amendment, supplement or waiver (voting together as a single class). Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture and the Notes to, among other things, cure any ambiguity, omission, defect or inconsistency or comply with any requirements of the Commission in connection with the qualification of the Indenture under the TIA, or make any other change that does not adversely affect the rights of any Holder of a Note in any material respect.

6.	Redemption.

(i) Prior to the Par Call Date (as defined below), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, less (b) interest accrued to the date of redemption, and

(2)	100% of the principal amount of the Notes to be redeemed,

(ii)  plus, in either case, accrued and unpaid interest thereon to the redemption date.

(iii)   On or after the Par Call Date, the Issuer may redeem the Notes in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest thereon to the redemption date.

(iv) “Par Call Date” means July 4, 2034.

(v) “Treasury Rate” means, with respect to any redemption date, the yield determined by the Issuer in accordance with the following two paragraphs.

(vi) The Treasury Rate shall be determined by the Issuer after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) – H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Issuer shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

(vii) If on the third business day preceding the redemption date H.15 TCM is no longer published, the Issuer shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Issuer shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Issuer shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

(viii)  The Issuer’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. The Trustee shall have no responsibility in determining or calculating the redemption price.

(ix)  Notice of any redemption described herein will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each Holder of Notes to be redeemed.

(x)   In the case of a partial redemption, selection of the Notes for redemption will be made by lot. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Issuer and the Guarantor default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

7.	Defaults and Remedies.

(i)  If there is a continuing Event of Default with respect to the Notes, the Trustee or the Holders of at least 25% of the aggregate principal amount of the Notes then Outstanding may require the Issuer or the Guarantor to pay immediately the principal of and accrued and unpaid interest, if any, on the Notes by notice in writing to the Issuer or the Guarantor. However, at any time after the Trustee or the Holders, as the case may be, declare an acceleration with respect to the Notes, but before the applicable person has obtained a judgment or decree for payment of the money, the Holders of a majority in aggregate principal amount of the Notes then Outstanding may, under certain conditions, cancel such acceleration if (i) all Events of Default (other than the nonpayment of accelerated principal) with respect to the Notes have been cured or (ii) all such Events of Default have been waived, each as provided in the Base Indenture.

(ii)  Subject to the duties of the Trustee to act with the required standard of care, if there is a continuing Event of Default, the Trustee need not exercise any of its rights or powers under the Indenture at the request or direction of any of the Holders of Notes, unless those Holders have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses, and liabilities which might be incurred therein or thereby. Subject to those provisions for security or indemnification of the Trustee and certain other conditions, the Holders of a majority in principal amount of the Outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power the Trustee holds with respect to the Notes.

(iii)  No Holder of any Security will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless (i) the Holder has previously given the Trustee written notice of a continuing Event of Default with respect to the Notes; (ii) the Holders of at least 25% in principal amount of the outstanding Notes have made written request, and offered reasonable security or indemnity satisfactory as the Trustee may require against the costs, expenses, indemnities and liabilities to be incurred therein or thereby, to the Trustee to institute the proceeding as Trustee; and (iii) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such action or proceedings; and (iv) the Trustee has not received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with that request.

8.	Authentication.

This Note shall not be valid until the Trustee manually or electronically signs the certificate of authentication on this Note.

9.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

10.	CUSIP and ISIN Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP and ISIN numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

11.	Governing Law.

The laws of the State of New York shall govern the Indenture and the Notes.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint         agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.

Date: ________________ Your Signature: _____________________

Sign exactly as your name appears on the other side of this Note.

Signature

Signature Guarantee:

Signature must be guaranteed	Signature

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the United States Securities Exchange Act of 1934, as amended.

SCHEDULE OF EXCHANGES OF NOTES

The following exchanges of a part of this Global Note for certificated Notes or a part of another Global Note have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Note	Amount of increase in principal amount of this Global Note	Principal amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee

ANNEX B

NOTATION OF GUARANTEE

For value received, the undersigned Guarantor (which term includes any successor Person under the Indenture), subject to the provisions in the Indenture and the terms of the Securities of this series, has fully, unconditionally and irrevocably guaranteed to and for the benefit of each Holder and the Trustee the due and prompt payment in full of all amounts which may at any time be or become from time to time due and payable by the Company under the Indenture or otherwise with respect to the Securities of this series registered in such Holder’s name, at their stated due dates or when otherwise due in accordance with the terms thereof. The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee under the Indenture are expressly set forth in Article Fifteen of the Base Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee. Each Holder of a Security, by accepting the same, (a) agrees to and shall be bound by such provisions and (b) appoints the Trustee attorney-in-fact of such Holder for the purpose of such provisions.

Accenture plc

By:
Name:
Title: